FULLY DISCLOSED CLEARING AGREEEMENT

         This Agreement made in Minneapolis, Minnesota on the 2nd day of November, 1999 by and between Miller, Johnson & Kuehn, Incorporated (MJKI), a Minnesota corporation, having its principal office at 5500 Wayzata Blvd. #800, Minneapolis, Minnesota, 55416 and On Line Stock Market. Inc. ("Introducing Broker"), a California corporation having its principal office at 1875 Century Park East Suite 1880, Los Angeles, CA 90067.

         WHEREAS, MJKI is registered as a broker/dealer in securities; and

         WHEREAS, Introducing Broker is also registered as a broker/dealer in securities; and

         WHEREAS, Introducing Broker is desirous that MJKI clear and settle on a fully disclosed basis transactions for accounts which from time to time are transferred or introduced to MJKI by Introducing Broker and are accepted by MJKI ("Introduced Account"), under terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

         I.       REPRESENTATION AND WARRANTIES

         A.       Introducing Broker represents and warrants that:

                  1. It is a member and in good standing of the National Association of Securities Dealers, Inc.;

                  2. It is duly registered or licensed and in good standing as a broker/dealer under the Securities Exchange Act of 1934 and the state securities laws of California and all such other jurisdictions in which it transacts business and is required to be registered as a broker/dealer;

                  3. It has all requisite power and authority, whether arising under applicable federal or state taws, its Articles of Incorporation or Bylaws, to enter into this Agreement and to perform its obligations hereunder; and

                  4. It is in substantial compliance, and during the term of this Agreement will remain in substantial compliance, with the capital and financial reporting requirements of the National Association of Securities Dealers, Inc. ("NASD"), the Securities and Exchange Commission ("SEC"), any securities exchange of which it is a member and of every state having jurisdiction over it.

         B.       1.       MJKI represents and warrants that:

                  2. It is duly registered or licensed and in good standing as a broker/dealer under the Securities and Exchange Act of 1934 and the state securities laws of Minnesota and all other states in which it transacts business and in which it is required to be registered as a broker/dealer;

                  3. It has requisite power and authority, whether arising under applicable federal or state law, its Articles of Incorporation or Bylaws to enter into this Agreement and to perform its obligations hereunder; and

                  4. It is in substantial compliance, and during the terms of this Agreement will remain in substantial compliance, with the capital and financial reporting requirements of the NASD, SEC and of every state to whose jurisdiction it is subject.

         II.      FINANCIAL ARRANGEMENTS: COMMISSION, CHARGES AND INTEREST

         The financial arrangements between the parties shall be those contained in Attachment I, which is made a part of this Agreement. Attachment I may be amended from time to time by written agreement of the parties. Such amended Attachment I shall be initialed and attached to this original Agreement.

         III.     SERVICES TO BE PERFORMED BY MJKI

         MJKI shall carry the Introduced Accounts and perform the following services:

         A.       Clearance  and  settlement of all  transactions  in Introduced
                  Accounts;

         B. Execution of all transactions in listed securities, options, bonds, over the counter securities and other securities as Introducing Broker from time to time shall request; provided, however, that MJKI, in its sole discretion, may refuse to accept any account or any order and terminate any account previously accepted without prior notice;

         C. Preparation and mailing of confirmations to customers on MJKI's forms, provided that all such confirmations shall contain a statement that MJKI is acting as the clearing agent for the Introducing Broker;

         D. Preparation and mailing of monthly or other periodic statements to customers, which statements shall disclose that MJKI is acting as the clearing agent for the Introducing Broker;

         E. Clearing and settlement of contracts and transactions in securities (i) between Introducing Broker and other Broker/Dealers, (ii) between Introducing Broker and its customers, and (iii) between Introducing Broker and third persons;

         F. Cashiering functions for Introduced Accounts, including receipt and delivery of securities purchased, sold, borrowed and loaned, making and receiving payment therefore, custody and safe keeping of securities and cash, the handling of margin accounts, dividends and exchanges, rights and tender offers;

         G. Nothing in this Agreement shall create a partnership, joint venture, association or agency relationship between MJKI and Introducing Broker;

         H. Notification in writing of the existence of a Clearing Agreement to Introducing Broker Customers;

         I.       Compliance  with NASD Notice to Members 98-99 (see  Attachment
                  Two);

         J. Providing notification, at the execution of this agreement and annually thereafter, of reports that MJKI makes available to the Introducing Broker to assist the Introducing Broker in supervising its activities, monitoring its customer accounts, and carrying out its functions and responsibilities under this clearing agreement (See Attachment Three) and;

         K. Compliance with NASD's OATS Rules and Specifications (See Attachment Four).

         IV.      HANDLING OF INTRODUCED ACCOUNTS

         MJKI and Introducing Broker agree that all Introduced Accounts shall be subject to the following:

         A. For purposes of the Securities Investors Protection Act ("SIPA") and the Securities and Exchange Commission's financial responsibility rules, customers with respect to Introduced Accounts shall be deemed to be customers of MJKI as the clearing agent;

         B. MJKI in its sole discretion may refuse to accept any account or any order and may terminate any account previously accepted without prior notice and may close an account already open, refuse to confirm and/or cancel a confirmation, reject a delivery or receipt of, securities and/or money; refuse to clear any trade executed by Introducing Broker or refuse execute any trade for the account of a customer introduced by Introducing Broker;

         C. Introducing Broker agrees that its employees, officers, or agents may not have Discretionary power with respect to any Introduced Account;

         D. All requests for Reg T extensions must be made to MJKI. Introducing Broker shall be responsible for determining that the requests are valid and in compliance with the requirements of MJKI. MJKI shall not be obligated to comply with any extension request made by Introducing Broker;

         E. Introducing Broker accepts full responsibility for the authenticity of orders placed by Introducing Broker with respect to any Introduced Account and with respect to any firm accounts and for complying with all rules of any exchange or applicable market in placing such order; without limited the generality of the foregoing, Introducing Broker will specifically be responsible for compliance with applicable NASD rules in connection with the placing of all orders;

         F. Nothing in this Agreement shall be construed to require, or impose any duty upon either party to do anything that might be in violation of the laws of any jurisdiction in which the party does business under this Agreement, or the rules of any regulatory body (including exchanges and clearing corporations to which either or both of the parties are subject);

         G. Introducing Broker acknowledges receipt and familiarity with the basic guidelines applicable to MJKI's operations and procedures and agrees to comply with such guidelines and procedures and to familiarize itself with all modifications or supplements to such procedures and guidelines which may be issued by MJKI from time to time. Any changes in such guidelines will be forwarded in a timely manner to the Introducing Broker;

         H. All correspondence in the nature of customer inquiries or complaints shall be directed to the Introducing Broker. Any such correspondence is to be reviewed and replied to by MJKI or Introducing Broker depending upon who is responsible for the function which is a subject matter of the correspondence. If such correspondence is not directed to the appropriate party initially, MJKI and Introducing Broker shall promptly forward such oorrespondence to the appropriate party; MJKI shall forward any customer complaints about the introducing firm to the introducing firm's Designated Examining Authority, as well as to the introducing firm.

         L. MJKI and Introducing Broker, respectively, agree to maintain in accordance with applicable retention policies such books and records as may be required to discharge their respective functions under this Agreement;

         M. MJKI and Introducing Broker agree to cooperate with each other with respect to the performance of the various functions performed by MJKI and Introducing Broker. Such cooperation shall include the provision of appropriate data pertinent to the functions to be performed by MJKI and Introducing Broker;

         N. All services with respect to Introduced Accounts which are not expressly delegated to MJKI
                  in  this  Agreement  shall  be  the   responsibility   of  the
                  Introducing Broker;

         O.       MJKI  agrees  not  to  set  up  any  proprietary   trading  or
                  investment accounts in the name of the Introducing Broker.

         V.       DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF INTRODUCING BROKER

         A. Introducing Broker shall furnish all information and documentation as required by MJKI for the opening of all Introduced Accounts. Any new Introduced Accounts shall bear the written approval of an NASD principal of the Introducing Broker. Only MJKI approved forms may be used for the opening of a new Introduced Account.

         B. Introducing Broker will provide MJKI with other basic data and documents, including without limitation, copies of records of any receipt of customers funds and securities received directly by Introducing Broker, as may be necessary or appropriate to permit MJKI to discharge its services hereunder and which, in all cases, will be compatible with MJKI's requirements.

         C. If securities purchased for cash are sold because of nonpayment or if securities sold in a cash account are repurchased because of nondelivery or delivery on nontransferable securities, then Introducing Broker will promptly pay MJKI any losses MJKI may sustain (including interest thereon) as a result thereo(pound)

         D. Introducing Broker agrees to turn over promptly to MJKI funds or securities received by Introducing Broker from customers with respect to Introduced Accounts, together with such information as may be relevant or necessary to enable MJKI promptly and properly to record such remittances and receipts in respect to Introduced Accounts. MJKI may, at its option, make a charge for late payments or deliveries in such an amount as it, in its sole discretion, may determine, within reasonable industry standards.

         E. Introducing Broker shall promptly pay MJKI the amount of any unsecured debit balances in Introduced Accounts other than such introduced debit balances arising through errors and omissions of MJKI. Upon Introducing Broker's failure to pay MJKI any amount required above, MJKI shall have the right to liquidate a sufficient portion of any position in the Introducing Broker's proprietary accounts to satisfy such obligation.

         F. Introducing Broker shall have the sole responsibility, including sole supervisory responsibility with respect to all accounts handled by the personnel of its organization. This responsibility includes, but is not limited to, the following:

                  1. Determining the amount of commission to be charged to Introduced Accounts;

                  2. Assuring that no transactions are made in violation of any laws or regulations;

                  3. Selecting, investigating, training, registering and supervising all personnel, registered or otherwise, who service Introduced Accounts;

                  4. Establishing procedures to review transactions and trading in Introduced Accounts;

                  5.       Assuring  the   suitability   of  all   transactions,
                           including recommendations made to customers;

                  6. Assuring the appropriateness of the frequency of trading in Introduced Accounts;

                  7. Handling of any account for an employee or officer of any exchange member organization, self regulatory organization, bank, trust company, insurance or other organization engaged in the securities business and for the compliance with applicable rules and regulations.

                  8. Introducing Broker agrees to furnish MJKI a copy of its annual Focus Report at the same time Introducing Broker files such report with its primary examining authority.

         G. Introducing Broker agrees to notify promptly MJKI, in writing, of reports provided by MJKI that the Introducing Broker requires to supervise and monitor its customer accounts.

         VI.      INDEMNITY, INSURANCE

         A. Introducing Broker hereby agrees to indemnify, defend and hold harmless MJKI from and against all claims, demands, proceedings, suits, and actions made or brought against MJKI or any of its controlling persons, and to indemnify MJKI from all losses, damages, expenses attorney's fees and costs arising out of one or more of the following:

                  1. Failure of Introducing Broker or of a customer with respect to an Introduced Account to make payment when due for securities purchased or to deliver when due securities sold for the account of Introducing Broker or such customer;

                  2. Failure of an Introduced Account to meet any initial margin call or any maintenance call, except that MJKI shall be responsible only for the portion of any such losses that are directly attributable to MJKI's failure to give proper and timely notification to the customer of any maintenance call;

                  3. Failure of Introducing Broker to properly perform its duties, obligations and Responsibilities with respect to Introduced Accounts as set forth in the Agreement, it being understood that the participation of any employee of MJKI with respect to any such transaction shall not effect the Introducing Broker's indemnification obligations hereunder unless such participation by MJKI's employee was fraudulent or grossly negligent;

                  4. Any dishonest, fraudulent, negligent or criminal act or omission on the part of any of the Introducing Broker's officers, partners, controlling persons, employees, agents or customers;

                  5. All claims or disputes between Introducing Broker and its customer with respect to the Matters set forth in
                           Section IV, it being understood that; (i) Introducing Broker guarantees the validity of customer orders and the forms such orders are transmitted to MJKI by Introducing Broker and guarantees to MJKI that each customer will promptly and fully perform its commitments and obligations with respect to all transactions in all of his or her accounts carried by MJKI hereunder and (ii) checks received by MJKI from Introduced Accounts shall not constitute payment until they have been paid and the proceeds actually received and credited to MJKI by its bank;

                  6. The breach by Introducing Broker of any warranty made by it under this Agreement; (i) MJKI's guarantee of any signature with respect to transactions in the Introduced Accounts; and (ii) the failure of Introduced Accounts to fulfill their obligations to Introducing Broker or to MJKI (whether or not such failure is in the Introducing Broker's control);

                  7. Any adverse claims with respect to any customer securities delivered or cleared by MJKI, it being understood that MJKI shall be deemed to be an intermediary between Introducing Broker and the customer and shall be deemed to make no warranties other than those provided in Section 8-306(3) of the Uniform Commercial Code;

         B. MJKI shall indemnity, defend and hold harmless Introducing Broker from and against all claims, demands, proceedings, suits and actions and all liabilities expenses, attorney's fees and costs in connection therewith arising out of any grossly negligent, dishonest, fraudulent or criminal act or omission on the part of any of its officers, partners, controlling persons or employees with respect to the services provided by MJKI under this Agreement.

         C. Introducing Broker agrees to keep in full force and effect a stockbroker's blanket bond (Form 14), with coverage for all insuring clauses and other insurances required by the rules of any exchange or the NASD as of the date of this Agreement and in at least the minimum required limits and to furnish MJKI at the time of the Introducing Broker's annual audit a statement from its auditors to the effect that the bonds are in full force and effect. MJKI reserves the right to require a similar confirmation from Introducing Broker at any time. Introducing Broker agrees to give MJKI prompt written notice of any change or cancellation of the insurance referred to above.

         VII.     DURATION AND TERMINATION OF AGREEMENT

         A. This Agreement shall take effect upon execution and delivery by the parties and shall continue in force for a term of one year.

         B. Unless written notice oftermination shall have been received from the other prior to the expiration of the initial term, or any additional term, the term ofthe Agreement shall automatically be extended for a further twelve (12) months.

         C. Either party may terminate this Agreement during the initial term or any additional term by giving (thirty) 30 days written notice of its desire to terminate this Agreement. Violation by either party of any provision of this Agreement, or the bankruptcy or insolvency of either party, or the appointment of a receiver or trustee over the assets or business of either party will subject the Agreement to automatic termination.

         D. The termination of this Agreement for any reason, shall not release either party from any liability or responsibility to the other as of the date of termination, whether or not then ascertained, provided that such liability shall relate to transactions prior to the effective date of such termination.

         VIII.    ASSIGNMENT

         This Agreement shall be binding and inure to the benefit of the Introducing Broker and MJKI, and their respective successors and assigns, except that Introducing Broker may not assign or transfer its rights hereunder without the prior written consent of MJKI, which will not be unreasonably withheld within industry standards.

         IX.      ARBITRATION

         Any and all disputes or controversies between the parties relating to or arising out of this Agreement shall be resolved by arbitration to the full extent provided by law. Such arbitration shall be in accordance with the rules then in effect of the National Association of Securities Dealers, Inc. and any such hearing shall be held in Minneapolis, Minnesota. Judgment upon any award rendered by arbitration may be entered in any court having jurisdiction thereof.

         X.       FINANCIAL INFORMATION, REPORTS AND CAPITAL WITHDRAWLS

         A. Introducing Broker agrees to furnish to MJKI a copy of all FOCUS Reports under Rule 17a-5 of the Securities Exchange Act of 1934, when filed as required, and quarterly balance sheets.

         B. Introducing Broker agrees to give MJKI at least thirty (30) days written notice prior to any capital withdrawals exceeding in the aggregate ten (10) percent of its net capital under Rule 15c3-1 of the Securities Exchange Act of 1934 as reported in Introducing Broker's most recent FOCUS Report furnished to MJKI.

         XI.      NET CAPITAL

         A. Introducing Broker agrees to maintain minimum net capital acceptable to MJKI or as required under the Rules of the Securities Exchange Commission, or the NASD, whichever of the above is higher, and to maintain at all times a ratio of aggregate indebtedness to net capital not in excess of 10 to 1.

         B. Introducing Broker agrees to notify MJKI promptly, but in any event, within three (3) business days if its net capital ratio exceeds 8 to 1.

         XII.     GENERAL

         A. Notice, as provided herein, shall be by certified mail, return receipt requested, and shall be sent to Introducing Broker at the address in this Agreement. Notice to MJKI shall be sent to the address stated in this Agreement to the attention of:
                  Eldon C. Miller, CEO. The address to which notice is sent may be changed in writing by either party.

         B. This Agreement contains the entire Agreement between the parties and cannot be amended or modified except in writing executed by both parties.

         C. Neither this Agreement nor the operations hereunder shall be deemed to create a joint venture, partnership or agency relationship.

         D.       Introducing   Broker   agrees  not  to  use  MJKI's   name  in
                  advertising or any promotional matters without the explicit written consent of MJKI.

         E. This Agreement shall be deemed a contract under the laws of the State of Minnesota and for all purposes, shall be construed and enforced in accordance with the laws of the state.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.



                                            MILLER JOHNSON & KUEHN, INCORPORATED

By: /s/ MICHAEL B. CRATTY                   By /s/ PAUL R MEEHL
Michael B. Cratty                           Paul R. Meehl
Its President                               Its Vice President
Dated: 11-2-99                              Dated: 11-3-99
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